Exhibit 99.1

The following information has been excerpted from the preliminary offering memorandum, dated September 9, 2026, prepared by Alcoa Corporation and the issuers named therein (the “offering memorandum”). Certain of the information set forth below has not previously been publicly disclosed and is being provided to prospective investors in connection with the offering of the notes pursuant to the offering memorandum. For purposes of this Exhibit 99.1, references to the “Unaudited Pro Forma Condensed Combined Financial Information” refer to the Unaudited Pro Forma Condensed Combined Financial Information filed as Exhibit 99.3 to this Current Report on Form 8-K.

Certain Additional Definitions

•
References herein to “Alcoa,” “we,” “us,” “our,” “our company” and “the Company” refer to Alcoa Corporation, a Delaware corporation, and its subsidiaries.
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References herein to the “Issuers” refer collectively to Alumina Pty Ltd (ABN 85 004 820 419) and Alcoa Nederland Holding B.V.
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References herein to the “Deed” refer to the Umbrella Implementation Deed, dated as of June 30, 2026, as it may be amended or modified from time to time. Pursuant to the Deed, and subject to the terms and conditions set forth therein, certain subsidiaries of Alcoa will purchase from South32 all of South32’s interests in South32 Aluminium (RAA) Pty Ltd, South32 Aluminium (Worsley) Pty Ltd, South32 Minerals SA, South32 Aluminium SA (Pty) Ltd and Hillside Aluminium (Pty) Limited and each of their respective subsidiaries (collectively, the “AliGroup” or the “Acquired Businesses”), through which South32 holds the bauxite mine, alumina refinery and certain aluminium smelter operations to be acquired by Alcoa (such purchase, the “Acquisition”).
•
References herein to the “Alcoa S-4” refer to the Registration Statement on Form S-4 filed by Alcoa under the Securities Act, as amended from time to time.
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References herein to the “Cash Consideration” refer to the $3.1 billion in cash consideration payable in connection with the Acquisition (subject to certain adjustments), together with the ticking fee and certain seller expenses.
•
References herein to the “Transactions” refer collectively to (i) the issuance of the notes and the related note guarantees, (ii) the termination of all commitments under the Bridge Facility and (iii) completion of the Acquisition.
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References herein to the “SEC” refer to the Securities and Exchange Commission, and references to the “Securities Act” refer to the Securities Act of 1933, as amended.
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References herein to our “Form 10-K” refer to Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and references to our “2Q26 10-Q” refer to Alcoa's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Non-GAAP Financial Measures and Pro Forma Information

In addition to reporting financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this offering memorandum and the documents incorporated by reference herein contain certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as certain other pro forma non-GAAP financial information. Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA excluding special items, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA excluding special items are non-GAAP financial measures. Our definition of Adjusted EBITDA is net margin plus an add-back for Provision for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general, administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Pro Forma Adjusted EBITDA represents net margin plus an add-back for Provision for depreciation, depletion, and amortization, in each case on a pro forma basis. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general, administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization, in each case on a pro forma basis. Special items are described in “Summary Historical Consolidated Financial Data of Alcoa” and “Summary Unaudited Pro Forma Condensed Combined Financial Information.”

The Issuers and Alcoa believe that the presentation of Adjusted EBITDA, Adjusted EBITDA excluding special items, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA excluding special items helps investors by providing additional information with respect to the operating performance of Alcoa and the ability of Alcoa to meet its financial obligations by adjusting the most directly comparable GAAP financial measure or pro forma financial measure for the impact of, among others, non-cash items in nature, and/or nonoperating expense or income items. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See “Summary Historical Consolidated Financial Data of Alcoa” and “Summary Unaudited Pro Forma Condensed Combined Financial Information” for a reconciliation of Adjusted EBITDA, Adjusted EBITDA excluding special items, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA excluding special items to their comparable GAAP financial measures or pro forma financial measures. You should consider the non-GAAP financial measures together with the other information included and incorporated by reference into this offering memorandum, including “Summary Historical Consolidated Financial Data Of Alcoa,” “Summary Historical

Combined Financial Data Of The AliGroup,” “Summary Unaudited Pro Forma Condensed Combined Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Information” and “Capitalization” in this offering memorandum and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and accompanying notes of Alcoa in our Form 10-K and 2Q26 10-Q and the combined financial statements of the AliGroup and accompanying notes incorporated by reference in this offering memorandum.

In addition, this offering memorandum includes certain selected unaudited “pro forma” financial information for the last twelve months (“LTM”) ended June 30, 2026. Unlike the unaudited pro forma condensed combined financial information for the year ended December 31, 2025 and the six months ended June 30, 2026, the pro forma information for the LTM ended June 30, 2026 has not been prepared in compliance with the requirements set forth in Article 11 of Regulation S-X and may not be directly comparable with the condensed combined pro forma information of Alcoa presented herein. The summary unaudited pro forma condensed combined financial data does not reflect the costs of any integration activities or cost savings or synergies expected to be achieved as a result of the Acquisition and, accordingly, does not attempt to predict or suggest future results.

Financial Information of the AliGroup

Alcoa prepares its consolidated financial statements in accordance with U.S. GAAP, while the audited historical combined financial statements of the AliGroup included in this offering memorandum or incorporated by reference herein have been prepared in accordance with International Financial Reporting Standards Accounting Standards as issued by the International Accounting Standards Board (“IFRS”), rather than U.S. GAAP. Financial statements prepared in accordance with IFRS are not comparable in all respects to financial statements prepared in accordance with U.S. GAAP. There are differences between IFRS and U.S. GAAP that may be material, including with respect to leases and asset retirement obligations. Except as reflected in the unaudited pro forma condensed combined financial information included elsewhere in this offering memorandum, no quantitative reconciliation or narrative discussion of the differences between IFRS and U.S. GAAP is included or incorporated by reference in this offering memorandum.

Alcoa prepares its consolidated financial statements on the basis of a fiscal year ending December 31, while the AliGroup have historically prepared their combined financial statements on the basis of a fiscal year ending June 30. Accordingly, certain financial information of the AliGroup presented or incorporated by reference herein has been derived from financial information for different periods in order to conform to Alcoa’s fiscal periods. See “Unaudited Pro Forma Condensed Combined Financial Information.”

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL DATA OF ALCOA

The following summary historical financial data reflects the consolidated operations of Alcoa. We derived the summary consolidated income statement data for the years ended December 31, 2025, 2024 and 2023, and summary consolidated balance sheet data as of December 31, 2025 and 2024, as set forth below, from our audited consolidated financial statements, which are incorporated by reference into this offering memorandum. We derived the summary consolidated income statement data for the six months ended June 30, 2026 and 2025, and summary consolidated balance sheet data as of June 30, 2026, as set forth below, from our unaudited consolidated financial statements, which are incorporated by reference into this offering memorandum. We derived the summary consolidated balance sheet data as of June 30, 2025 from our unaudited consolidated financial statements for the period then ended which are not incorporated by reference into this offering memorandum. The summary consolidated income statement data for the LTM ended June 30, 2026 is derived by adding the consolidated income statement data for the six months ended June 30, 2026 and the consolidated income statement data for the year ended December 31, 2025, and subtracting the consolidated income statement data for the six months ended June 30, 2025. The historical results do not necessarily indicate the results expected for any future period.

You should read this summary historical financial data together with the other information included or incorporated by reference in this offering memorandum, including “Summary—Recent Developments—South32 Asset Acquisition,” “Capitalization,” “Use of Proceeds,” “Unaudited Pro Forma Condensed Combined Financial Information” in this offering memorandum, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K and 2Q26 10-Q, the respective consolidated financial statements and accompanying notes of Alcoa incorporated by reference into this offering memorandum, “Risk Factors” in this offering memorandum and “Risk Factors” in our Form 10-K and 2Q26 10-Q.

(dollars in millions, except realized prices;	As of and for the year ended December 31,			As of and for the six months ended, June 30		As of and for the LTM period ended June 30,
metric tons in thousands (kmt))	2023	2024	2025	2025	2026	2026
Sales	$10,551	$11,895	$12,831	$6,387	$7,159	$13,603
Amounts attributable to Alcoa:
Net (loss) income	$(651)	$60	$1,157	$712	$832	$1,277
Third-party shipments of alumina (kmt)	8,698	9,005	8,829	4,300	3,229	7,758
Third-party shipments of aluminum (kmt)	2,491	2,590	2,522	1,243	1,339	2,618
Average realized price per metric ton of alumina	$358	$472	$415	$475	$329	$346
Average realized price per metric ton of aluminum	$2,828	$2,841	$3,376	$3,177	$4,504	$4,047
Total assets		$14,064	$16,129	$14,990	$16,853	$16,853
Total debt		$2,595	$2,448	$2,657	$2,225	$2,225
Adjusted EBITDA	$473	$1,519	$1,850	$1,120	$1,475	$2,205
Adjusted EBITDA excluding special items	$536	$1,589	$1,965	$1,168	$1,496	$2,293

Adjusted EBITDA and Adjusted EBITDA excluding special items are non-GAAP financial measures. See “Non-GAAP Financial Measures.” Our definition of Adjusted EBITDA is net margin plus an add-back for Provision for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general, administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Issuers and Alcoa believe that the presentation of Adjusted EBITDA and Adjusted EBITDA excluding special items help investors by providing additional information with respect to the operating performance of Alcoa and the ability of Alcoa to meet its financial obligations by adjusting the most directly comparable GAAP financial measure for the impact of, among others, “special items” as defined by the company, non-cash items in nature, and/or nonoperating expense or income items. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. You should consider the non-GAAP financial measures together with the other information included and incorporated by reference in this offering memorandum, including “Capitalization” in this offering memorandum and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K and 2Q26 10-Q, and the respective consolidated financial statements and accompanying notes of Alcoa, incorporated by reference into this offering memorandum.

The following table presents a reconciliation of Adjusted EBITDA and Adjusted EBITDA excluding special items, to Net (loss) income attributable to Alcoa:

	Year Ended December 31,			Six Months Ended, June 30		LTM ended
(in millions)	2023	2024	2025	2025	2026	June 30, 2026
Net (loss) income attributable to Alcoa	$(651)	$60	$1,157	$712	$832	$1,277
Add:
Net (loss) income attributable to noncontrolling interest	$(122)	(36)	(38)	(13)	(6)	(31)
Provision for (benefit from) income taxes	189	265	(55)	130	155	(30)
Other expenses (income), net	134	91	(1,057)	(138)	74	(845)
Interest expense	107	156	158	109	71	120
Restructuring and other charges, net	184	341	918	19	14	913
Impairment of goodwill	—	—	144	—	—	144
Provision for depreciation, depletion, and amortization	632	642	623	301	335	657
Adjusted EBITDA	$473	$1,519	$1,850	$1,120	$1,475	$2,205
Special items(1)	63	70	115	48	21	88
Adjusted EBITDA excluding special items(1)	$536	$1,589	$1,965	$1,168	$1,496	$2,293

(1)
Alcoa’s special items impacting Adjusted EBITDA are defined as non-cash items in nature, and/or nonoperating expense or income items (as determined by management). There can be no assurances that additional special items will not occur in future periods. Special items include the following:
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for the six months ended June 30, 2026, the mark-to-market contracts associated with the Portland, Australia smelter generated losses ($13) in Other expenses (income), net which economically increase the cost of power recorded in Cost of goods sold and the mark-to-market contracts associated with the San Ciprián, Spain refinery and smelter generated gains ($11) in Other expenses (income), net which economically offset a portion of foreign currency impacts recorded in Cost of goods sold. These non-GAAP reclasses present the total cost of power and net foreign currency impacts within Cost of goods sold, respectively, and were offset by external costs related to portfolio actions ($15), primarily related to the announced agreement with South32, costs related to the restart process at the San Ciprián smelter ($4), and charges for other special items ($4);
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for the six months ended June 30, 2025, net cost of power associated with the Portland smelter ($32), external costs related to portfolio actions ($9), costs related to the restart process at the San Ciprián smelter ($5), and charges for other special items ($2);
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for the year ended December 31, 2025, costs related to the closure of the Kwinana, Australia refinery ($39), net cost of power and foreign currency impacts associated with the Portland smelter ($30) and San Ciprián refinery and smelter ($13), respectively, costs related to the restart process at the San Ciprián smelter ($15), external costs related to portfolio actions ($14), and charges for other special items ($4);
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for the year ended December 31, 2024, net cost of power associated with the Portland smelter ($45), external costs related to portfolio actions ($14), costs related to the restart process at the San Ciprián smelter ($4), costs related to the restart process at the Warrick Operations site in Indiana ($3), and charges for other special items ($4);
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for the year ended December 31, 2023, costs related to the restart process at the Alumar, Brazil smelter ($33), costs related to the closure of the Intalco, Washington aluminum smelter ($16), net cost of power associated with the Portland smelter ($7), and net charges for other special items ($7); and
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for the twelve months ended June 30, 2026, costs related to the closure of the Kwinana, Australia refinery ($39), net cost of foreign currency impacts associated with the San Ciprián refinery and smelter ($24), external costs related to portfolio actions ($20), costs related to the restart process at the San Ciprián smelter ($14), and charges for other special items ($6), partially offset by net benefit of power impacts associated with the Portland smelter ($15).

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following summary unaudited pro forma condensed combined financial data presents summary unaudited pro forma condensed combined financial information for the year ended December 31, 2025 and as of and for the six months and LTM ended June 30, 2026. The unaudited pro forma condensed combined financial information from which the following summary is derived includes the historical results of Alcoa and the AliGroup and reflects (i) acquisition accounting adjustments, including adjustments to align the AliGroup’s historical significant accounting policies prepared under IFRS with Alcoa’s significant accounting policies under U.S. GAAP, adjustments to reflect pre-combination settlements between AliGroup and South 32 and adjustments to reflect the preliminary application of acquisition accounting under ASC 805, Business Combinations, and (ii) financing adjustments related to the Acquisition. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026 combine the historical consolidated statement of operations of Alcoa for the corresponding periods with the respective historical unaudited combined income statements of the AliGroup as derived from the audited and unaudited combined financial statements of the AliGroup, as if the Acquisition had occurred on January 1, 2025. See “Unaudited Pro Forma Condensed Combined Financial Information.” The summary unaudited pro forma condensed combined statement of operations for the LTM ended June 30, 2026 is derived by adding Alcoa’s historical results of operations for the six months ended June 30, 2026 to its historical results of operations for the year ended December 31, 2025 and subtracting its historical results of operations for the six months ended June 30, 2025, resulting in Alcoa’s LTM results of operations for the period ended June 30, 2026. Those results are then combined with the AliGroup’s results of operations for the twelve months ended June 30, 2026 and adjusted to give effect to the Acquisition and related financing transactions, as if the Acquisition had occurred on January 1, 2025. As a result, the summary unaudited pro forma condensed combined statement of operations for the LTM ended June 30, 2026 may not reflect closing costs of the Acquisition or costs related to the fair value adjustment to acquired inventory associated with the Acquisition. The unaudited pro forma condensed combined balance sheet as of June 30, 2026 combines the historical unaudited consolidated balance sheet of Alcoa and the historical audited combined balance sheet of the AliGroup as of June 30, 2026, as if the Acquisition had occurred on June 30, 2026. See “Unaudited Pro Forma Condensed Combined Financial Information.”

The unaudited pro forma condensed combined financial information included in the Alcoa S-4 assumed an issuance of $3.1 billion aggregate principal amount of senior notes in connection with the Acquisition. In connection with the offering of the notes hereby, the Company updated the unaudited pro forma condensed combined financial information from which this summary is derived to reflect a proposed $2.6 billion aggregate principal amount of senior notes to be issued, and the use of cash on hand, to fund the Cash Consideration. The unaudited pro forma condensed combined financial information from which this summary is derived has also been updated to reflect the closing price of the Company’s common stock as of September 2, 2026.

The unaudited pro forma adjustments are based upon available information at the time they were prepared and certain assumptions that Alcoa’s management believes are reasonable. Assumptions underlying the unaudited pro forma adjustments for the year ended December 31, 2025 and for the six months ended June 30, 2026 are described in the notes to the Unaudited Pro Forma Condensed Combined Financial Information included elsewhere in this offering memorandum, which should be read in conjunction with the summary unaudited pro forma condensed combined financial data presented below. The actual results of the combined company following the Acquisition will depend upon a number of factors and additional information that will be available on or after the completion of the Acquisition. Accordingly, the actual results may differ materially from those reflected in the Unaudited Pro Forma Condensed Combined Financial Information. Additionally, Alcoa conducted an initial review of the accounting policies of the AliGroup, which comply with IFRS, to determine material differences in accounting policies or presentation between Alcoa and the AliGroup that may require recasting or reclassification to conform to Alcoa’s accounting policies and presentation. The assessment of differences between IFRS and U.S. GAAP is based on Alcoa management’s best estimates, which remain subject to change as additional information becomes available.

The summary unaudited pro forma condensed combined financial data presented below is presented for informational purposes only and is not intended to present or be indicative of what the results of operations or financial position of the combined company would have been had the Transactions actually occurred on the dates indicated, nor is it meant to be indicative of the results of operations or financial position of the combined company for any future period or as of any future date. The summary unaudited pro forma condensed combined financial data for the LTM ended June 30, 2026 has been prepared for purposes of this offering memorandum and has not been prepared in accordance with Article 11 of Regulation S-X or otherwise in accordance with the rules and regulations of the SEC applicable to pro forma financial information included in a registration statement filed under the Securities Act. The summary unaudited pro forma condensed combined financial data does not reflect the costs of any integration activities or cost savings or synergies expected to be achieved as a result of the Acquisition and, accordingly, does not attempt to predict or suggest future results.

You should read this summary pro forma financial data together with the other information included or incorporated by reference in this offering memorandum, including “Financial Information of the AliGroup,” “Summary—Recent Developments—South32 Asset Acquisition,” “Capitalization,” “Use of Proceeds” and “Unaudited Pro Forma Condensed Combined Financial Information” in this offering memorandum, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and accompanying notes of Alcoa in our Form 10-K and 2Q26 10-Q and the combined financial statements of the AliGroup and accompanying notes incorporated by reference in this offering memorandum, “Risk Factors” in this offering memorandum and “Risk Factors” in our Form 10-K and 2Q26 10-Q.

	Pro Forma
(dollars in millions)	For the year ended December 31, 2025	As of and for the six months ended June 30, 2026	As of and for the LTM period ended June 30, 2026
Sales	$16,625	$9,091	$17,395
Total costs and expenses	$15,406	$7,868	$15,843
Net income attributable to Alcoa	$1,178	$1,022	$1,482
Total assets		$22,097	$22,097
Total debt		$5,420	$5,420
Adjusted EBITDA	$2,547	$1,984	$3,066
Adjusted EBITDA excluding special items	$2,811	$2,005	$3,154

Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA excluding special items are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the introductory pages of this offering memorandum. Our definition of Pro Forma Adjusted EBITDA is net margin plus an add-back for Provision for depreciation, depletion, and amortization, in each case, on a pro forma basis. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general, administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization, in each case, on a pro forma basis. The Issuers and Alcoa believe that the presentation of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA excluding special items help investors by providing additional information with respect to the operating performance of Alcoa and the ability of Alcoa to meet its financial obligations by adjusting the most directly comparable GAAP financial measure or pro forma financial measure for the impact of, among others, “special items” as defined by the Company, non-cash items in nature, and/or nonoperating expense or income items. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. You should consider the non-GAAP financial measures together with the other information included and incorporated by reference in this offering memorandum, including “Financial Information of the AliGroup,” “Capitalization” and “Unaudited Pro Forma Condensed Combined Financial Information” in this offering memorandum and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and accompanying notes of Alcoa in our Form 10-K and 2Q26 10-Q and the combined financial statements of the AliGroup and accompanying notes incorporated by reference in this offering memorandum.

The following table presents a reconciliation of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA excluding special items, to Net (loss) income attributable to Alcoa on a pro forma basis :

	Pro Forma
(in millions)	Year ended December 31, 2025	Six months ended June 30, 2026	LTM period ended June 30, 2026
Net income attributable to Alcoa(1) (2)	$1,178	$1,022	$1,482
Add:
Net loss attributable to noncontrolling interest	(38)	(6)	(31)
Provision for income taxes	79	207	101
Other (income) expenses, net	(1,045)	81	(844)
Interest expense	395	184	351
Restructuring and other charges, net	918	14	913
Impairment of goodwill	144	—	144
Provision for depreciation, depletion, and amortization	916	482	950
Adjusted EBITDA	2,547	1,984	3,066
Special items(3)	264	21	88
Adjusted EBITDA excluding special items(3)	$2,811	$2,005	$3,154

(1)
Net income attributable to Alcoa was $1,157 for the year ended December 31, 2025, and $832 for the six months ended June 30, 2026. For more information regarding the pro forma Net income attributable to Alcoa and the related pro forma adjustments reflecting (i) acquisition adjustments of $(201) for the year ended December 31, 2025 and $48 for the six months ended June 30, 2026, and (ii) financing adjustments of $(174) for the year ended December 31, 2025 and $(83) for the six months ended June 30, 2026, see “Unaudited Pro Forma Condensed Combined Financial Information.”

(2)
Pro forma Net income attributable to Alcoa for the LTM period ended June 30, 2026, includes the historical results of Alcoa (see below) and AliGroup of $1,277 and $307, respectively, and reflects acquisition adjustments of $72 and financing adjustments of $(174), as if the Acquisition had occurred on January 1, 2025. As a result, the acquisition adjustments for the LTM period ended June 30, 2026 exclude closing costs of the Acquisition and costs related to the fair value adjustment to acquired inventory. Net income attributable to Alcoa for the LTM period ended June 30, 2026 was derived by adding Net income attributable to Alcoa for the six months ended June 30, 2026 of $832 to Net income attributable to Alcoa for the year ended December 31, 2025 of $1,157, and subtracting Net income attributable to Alcoa for the six months ended June 30, 2025 of $712.
(3)
Special items impacting Pro Forma Adjusted EBITDA are defined as non-cash items in nature, and/or nonoperating expense or income items, including one-time costs related to the Acquisition (as determined by management). There can be no assurances that additional special items will not occur in future periods. Special items include the following, in each case on a pro forma basis:
•
for the year ended December 31, 2025, costs related to the fair value adjustment to acquired inventory associated with the Acquisition ($93), external costs related to portfolio actions ($70), costs related to the closure of the Kwinana, Australia refinery ($39), costs related to the restart process at the San Ciprián smelter ($15), and charges for other special items ($4). Additionally, the mark-to-market contracts associated with the Portland, Australia smelter ($30) and San Ciprián refinery and smelter ($13) generated gains in Other (income) expenses, net which economically offset a portion of the cost of power and foreign currency impacts, respectively, recorded in Cost of goods sold. These non-GAAP reclasses present the net cost of power and foreign currency impacts within Cost of goods sold;
•
for the six months ended June 30, 2026, external costs related to portfolio actions ($15), primarily related to the Acquisition, net cost of foreign currency impacts associated with the San Ciprián refinery and smelter ($11), costs related to the restart process at the San Ciprián smelter ($4), and charges for other special items ($4), partially offset by net benefit of power impacts associated with the Portland smelter ($13); and
•
for the twelve months ended June 30, 2026, costs related to the closure of the Kwinana, Australia refinery ($39), net cost of foreign currency impacts associated with the San Ciprián refinery and smelter ($24), external costs related to portfolio actions ($20), costs related to the restart process at the San Ciprián smelter ($14), and charges for other special items ($6), partially offset by net benefit of power impacts associated with the Portland smelter ($15).